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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 15, 2002


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
--------------------------------------------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)


                  CHASE MANHATTAN HOME EQUITY LOAN TRUST 1995-1
--------------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

         New York                              33-93570                            13-4994650
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

            270 Park Avenue, New York, New York                  10017
            ---------------------------------------------     ------------
            (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000




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Item 5.  Other Events:


         Chase Manhattan Home Equity Loan Trust 1995-1 is the issuer of a single outstanding series of asset backed certificates. The asset backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1995, as amended. The parties to the Pooling and Servicing Agreement are: JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank) ("JPMCB"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On August 15, 2002, JPMCB, as servicer, distributed monthly interest to the holders of the certificates. JPMCB furnished a copy of the monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the Monthly Statement to Certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits          Description
               ----------        -----------

               20.1 Monthly Statement to Certificateholders with respect to the August 15, 2002 distribution.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 23, 2002

                                    JPMorgan Chase Bank
                                    (f/k/a The Chase Manhattan Bank),
                                    as Servicer

                                    By: Chase Manhattan Mortgage Corporation


                                    By: /s/ John Barren
                                          ----------------------------
                                    Name:  John Barren
                                    Title: Senior Vice President



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                          INDEX TO EXHIBITS
                          -----------------

Exhibit No.               Description
---------------           -----------

20.1 Statement to Certificateholders dated August 15, 2002 delivered pursuant to Section 5.03 of the Pooling and Servicing Agreement dated as of September 1, 1995.